EXHIBIT 99.1

Arbutus to Present mRNA Delivery Data at the 32nd Annual Meeting of the Japan Society of Drug Delivery System

In Vivo Data Support Use of Our Proprietary LNP Platform Technology
Arbutus Has a Dominant IP Position in LNP-Enabled Delivery

VANCOUVER, British Columbia and DOYLESTOWN, Pa., June 30, 2016 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading Hepatitis B Virus (HBV) therapeutic solutions company, today announced presentation of recent Lipid Nanoparticle (LNP) delivery technology advancements by Dr. Peter Lutwyche, Arbutus’ Chief Technology Officer, at the 32nd Annual Meeting of the Japan Society of Drug Delivery System held June 30, 2016 in Shizuoka, Japan. This presentation includes in vivo data showing that Arbutus’ industry-leading proprietary LNP delivery system has been used to enable potent delivery of messenger RNA (mRNA) with very high and persistent expression levels.

“We are the leaders in LNP delivery which features prominently in our HBV strategy. We also hold a dominant intellectual property (IP) position in this field. We have applied our extensive technical expertise and clinical experience gained from our LNP-based programs to further advance our platform technology and its broad application to mRNA delivery,” said Dr. Mark J. Murray, Arbutus’ President and CEO. “Arbutus’ proven capability in the rapid formulation, manufacture and supply of LNP-RNA based products can quickly enable partners’ product candidates to advance to the clinic. While the core mission of Arbutus is to develop curative treatment regimens for HBV, our LNP technology is a valuable asset and a source of significant potential non-dilutive funding for the company.”

About Arbutus
Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic hepatitis B infection.  Arbutus is headquartered in Vancouver, BC, Canada with offices in Doylestown, PA, USA. For more information, visit www.arbutusbio.com.

Forward-Looking Statements and Information
This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about presenting recent Lipid Nanoparticle (LNP) delivery technology advancements by Dr. Peter Lutwyche, Arbutus’ Chief Technology Officer, at the 32nd Annual Meeting of the Japan Society of Drug Delivery System, including in vivo data showing that Arbutus’ industry-leading proprietary LNP delivery system has been used to enable potent delivery of messenger RNA (mRNA) with very high and persistent expression levels; quickly enabling partners’ product candidates to advance to the clinic; Arbutus’ LNP technology as a source of significant potential non-dilutive funding for the company; and discovering, developing and commercializing a cure for patients suffering from chronic hepatitis B infection.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the effectiveness and timeliness of preclinical and clinical trials, and the usefulness of the data; regulatory approval; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information
Investors
Adam Cutler
Senior Vice President, Corporate Affairs
Phone: 604.419.3200
Email: acutler@arbutusbio.com

Helia Baradarani
Senior Manager, Investor Relations
Phone: 604.419.3200
Email: hbaradarani@arbutusbio.com

Media
Please direct all media inquiries to: media@arbutusbio.com